EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of VSI Liquidation Corp. (the "Company") on Form 10-K for the year ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Ed Strickland, the President and Chief Executive Officer of the Company, and Joe M. Young, the Acting Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


/s/ ED STRICKLAND                           /s/ JOE M. YOUNG
----------------------------------          ----------------------------------
ED STRICKLAND                               JOE M. YOUNG
President and                               Acting Financial Officer
Chief Executive Officer                     September 25, 2002
September 25, 2002




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